UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 28, 2017

ALLIANCE HOLDINGS GP, L.P.

(Exact name of registrant as specified in its charter)

Delaware	Commission	03-0573898
(State or other jurisdiction of incorporation or organization)	File No.: 0-51952	(IRS Employer Identification No.)

1717 South Boulder Avenue, Suite 400, Tulsa, Oklahoma 74119

(Address of principal executive offices and zip code)

(918) 295-1415

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 28, 2017, Alliance Holdings GP, L.P. (the “Partnership”) entered into a Contribution Agreement (the “Contribution Agreement”) by and among the Partnership, Alliance Resource Partners, L.P., a Delaware limited partnership (“ARLP”), Alliance Resource Management GP, LLC, a Delaware limited liability company, subsidiary of the Partnership and the managing general partner ARLP (“ARLP Managing GP”), Alliance Resource GP, LLC, a Delaware limited liability company (“ARLP Special GP”), ARM GP Holdings, Inc., a Delaware corporation (“ARMH, Inc.”), and MGP II, LLC, a Delaware limited liability company (“MGP II”), whereby (i) ARLP Managing GP contributed to ARLP all of its incentive distribution rights representing non-voting limited partner interests in ARLP (the “IDRs”) together with its 0.99% general partner interest in ARLP in exchange for a non-economic general partner interest in ARLP and 56,100,000 common units representing limited partner interests in ARLP (the “ARLP Managing GP Common Units”) and (ii) ARLP Special GP contributed to ARLP its 0.01% general partner interest in ARLP and its 0.01% general partner interest in Alliance Resource Operating Partners, L.P. (“AROP”) in exchange for 7,181 common units representing limited partner interests in ARLP (the “ARLP Special GP Common Units” and, together with the ARLP Managing GP Common Units, the “Exchange Units,” and, the transactions described in (i) and (ii), the “Exchange Transactions”).  The general partner interests in ARLP that were contributed to ARLP were cancelled by ARLP, and the only remaining general partner interest in ARLP is the non-economic general partner interest issued to ARLP Managing GP as described above.  In addition, ARLP cancelled the IDRs following their contribution by ARLP Managing GP and ARLP.  Following the transaction, ARLP will maintain the 0.01% special general partner interest in AROP contributed to it by ARLP Special GP as noted above.

As a result of the transactions contemplated by the Contribution Agreement, the ARLP Managing GP Units will be held by MGP II, a subsidiary of the Partnership that will own ARLP Managing GP as a result of the transactions. ARLP Managing GP will continue to serve as the general partner of ARLP following the transactions, and no control, management or governance changes will otherwise occur, including with respect to ARLP’s subsidiaries.  MGP II adopted the Second Amended and Restated Limited Liability Company Agreement of ARLP Managing GP, dated as of July 28, 2017, a copy of which is filed as Exhibit 3.3 to this Current Report and is incorporated herein by reference to reflect its ownership of ARLP Managing GP.   In addition, the Partnership and ARMH, Inc. adopted the Amended and Restated Limited Liability Company Agreement of MGP II, dated as of July 28, 2017, a copy of which is filed as Exhibit 3.4 to this Current Report and is incorporated herein by reference to reflect their ownership of MGP II.

On July 28, 2017, Wells Fargo Securities, LLC delivered a fairness opinion to the board of directors of Alliance GP, LLC, a Delaware limited liability company and the general partner of AHGP (“AGP”) in connection with the transaction. The terms of the Contribution Agreement were unanimously approved by board of directors of AGP.

The foregoing description of the Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein.

ITEM 7.01 REGULATION FD DISCLOSURE.

On July 28, 2017, the Partnership announced, via press release, the Exchange Transactions and the Contribution Agreement and the declaration by the board of directors of AGP of a distribution for the quarter ended June 30, 2017. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent specifically referenced in any such filings.

ITEM 8.01 OTHER EVENTS.

Amendment No. 1 to Third Amended and Restated Agreement of Limited Partnership of ARLP

Concurrently with the execution of the Contribution Agreement, ARLP Managing GP amended the Third Amended and Restated Agreement of Limited Partnership of ARLP, dated as of June 16, 2014, to make certain adjustments to the unrealized gain and loss allocation provisions and the definitions related thereto in a manner designed to facilitate the ultimate fungibility of the common units issued under the Contribution Agreement, which adjustments shall be effective in accordance with Section 761(c) of the Code as of January 1, 2017 through the date of the closing of the Exchange Transactions (the “First Amendment to Existing Partnership Agreement”).   The foregoing description of the First Amendment to the Existing Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 3.1 to this Current Report and is incorporated by reference herein.

Fourth Amended and Restated Agreement of Limited Partnership of ARLP

Concurrently with the execution of the Contribution Agreement, ARLP Managing GP amended and restated the Third Amended and Restated Agreement of Limited Partnership of ARLP, dated June 16, 2014, as amended, by entering into the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of July 28, 2017, in order to reflect (i) the cancellation of the IDRs, (ii) the cancellation of the economic general partner interests in ARLP and the issuance of a non-economic general partner interest in ARLP and (iii) certain other changes, including the removal of references to the subordinated units (all of which previously converted into common units), the removal of the concepts of operating surplus and capital surplus and related defined terms, which no longer have any significance following the amendments described in clauses (i)-(iii) above, and updating the tax allocation and audit provisions (such amended and restated agreement, the “Revised ARLP Partnership Agreement”).   Pursuant to the Revised ARLP Partnership Agreement, within 45 days of following the end of each fiscal quarter, 100% of the “Available Cash” (as defined in the Revised ARLP Partnership Agreement) of ARLP will be distributed to the holders of common units of ARLP, pro rata.

The foregoing description of the Revised ARLP Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 3.2 to this Current Report and is incorporated herein by reference.

Amended and Restated Certificate of Limited Partnership of ARLP

ARLP Managing GP adopted an Amended and Restated Certificate of Limited Partnership of the Partnership, dated as of July 28, 2017, a copy of which is filed as Exhibit 3.6 to this Current Report and is incorporated herein by reference. in order to reflect the contribution of ARLP Special GP’s interest to the Partnership and the fact that ARLP Special GP is no longer a general partner of the Partnership as a result of the Exchange Transactions.

Amended and Restated Limited Liability Company Agreements of ARLP Managing GP and MGP II

As discussed above in Item 1.01 of this Current Report, which is incorporated herein by reference, in connection with the Exchange Transactions, MGP II executed the Second Amended and Restated Limited Liability Company Agreement of ARLP Managing GP, dated as of July 28, 2017, to reflect MGP II’s ownership of ARLP Managing GP. A copy of the Second Amended and Restated Limited Liability Company Agreement of ARLP Managing GP is filed as Exhibit 3.3 to this Current Report and is incorporated by reference herein.

As discussed above in Item 1.01 of this Current Report, which is incorporated herein by reference, in connection with the Exchange Transactions, the Partnership and ARMH, Inc. executed the Amended and Restated Limited Liability Company Agreement of MGP II, dated as of July 28, 2017, to reflect their ownership of MGP II. A copy of the Amended and Restated Limited Liability Company Agreement of MGP II is filed as Exhibit 3.4 to this Current Report and is incorporated by reference herein.  The certificate of formation of MGP II is filed as Exhibit 3.5 to this Current Report and is incorporated by reference herein.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

3.1                     Amendment No. 1, dated as of July 28, 2017, to Third Amended and Restated Agreement of Limited Partnership of Alliance Resource Partners, L.P.

3.2                     Fourth Amended and Restated Agreement of Limited Partnership of Alliance Resource Partners, L.P., dated as of July 28, 2017.

3.3                     Second Amended and Restated Operating Agreement of Alliance Resource Management GP, LLC, dated as of July 28, 2017.

3.4                     Amended and Restated Operating Agreement of MGP II, LLC, dated as of July 28, 2017.

3.5                     Certificate of Formation of MGP II, LLC.

3.6                     Amended and Restated Certificate of Limited Partnership of Alliance Resource Partners, L.P.

10.1              Contribution Agreement, dated as of July 28, 2017, by and among Alliance Resource Partners, L.P., Alliance Resource Management GP, LLC, Alliance Resource GP, LLC, ARM GP Holdings, Inc., MGP II, LLC and Alliance Holdings GP, L.P.

99.1              Joint Press Release of Alliance Resource Partners, L.P. and Alliance Holdings GP, L.P. dated July 28, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Holdings GP, L.P.

By:	Alliance GP, LLC,
its general partner

By:	/s/ Joseph W. Craft III
Joseph W. Craft III
President, Chief Executive Officer
and Director

Date: July 28, 2017